UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/07/2008

First State Bancorporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-12487

New Mexico	85-0366665
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7900 Jefferson NE
Albuquerque, NM 87109
(Address of Principal Executive Offices, Including Zip Code)

505-241-7500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On July 7, 2008, First State Bancorporation (the "Company") announced the closure of the Company's Utah operations, in response to current economic conditions and factors affecting the banking industry that are placing a premium on capital levels. At June 30, 2008, the Utah operations included $287.2 million in loans, $20.9 million in deposits and two branches. A copy of the press release concerning the closure is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
First State Bancorporation press release dated July 7, 2008.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

First State Bancorporation

Date: July 08, 2008.	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	First State Bancorporation press release dated July 7, 2008